UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2012

SMART BALANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 West Century Road - Suite 260 Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (201) 568-9300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Effective June 18, 2012, senior management of Smart Balance, Inc. (the “Company”) will begin using the materials included in Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”) in connection with presentations to existing and prospective investors, analysts and other interested parties. The Investor Presentation is incorporated into this Item 7.01 by this reference and will also be available on the Company's website at www.smartbalance.com.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” pursuant to Item 7.01 of Form 8-K and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

99.1	Investor Presentation of the Company, dated June 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2012	SMART BALANCE, INC.
(registrant)

	By:	/s/ Christine Sacco
Christine Sacco Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation of the Company, dated June 2012